EXHIBIT 4.1
_______________________________________________________________

             DEERE & COMPANY

     JOHN DEERE CAPITAL CORPORATION

     ______________________________


             $3,500,000,000
  AMENDED AND RESTATED CREDIT AGREEMENT


      Dated as of February 24, 1998

(Amending and Restating the $3,500,000,000
   Amended and Restated Credit Agreement,
      dated as of February 25, 1997)

     ______________________________



       THE CHASE MANHATTAN BANK,
as Administrative Agent, as Auction Agent and as a Managing Agent

BANK OF AMERICA NATIONAL TRUST AND SAVINGS
              ASSOCIATION,
as Documentation Agent and as a Managing Agent

     DEUTSCHE BANK AG NEW YORK BRANCH,
 as Syndication Agent and as a Managing Agent

       THE TORONTO-DOMINION BANK,
as Canadian Administrative Agent and as a Managing Agent

_______________________________________________________________

    AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 24, 1998 (amending and restating the $3,500,000,000 Amended and Restated Credit Agreement, dated as of February 25, 1997), among
(a) DEERE & COMPANY, a Delaware corporation (the "Company"), (b) JOHN DEERE CAPITAL CORPORATION, a Delaware corporation (the "Capital Corporation"), (c) the several financial institutions parties hereto (collectively, the "Banks", and individually, a "Bank"), (d) THE CHASE MANHATTAN BANK, as administrative agent hereunder (in such capacity, the "Administrative Agent") and as auction agent hereunder (in such capacity, the "Auction Agent"),
(e) BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as documentation agent hereunder (in such capacity, the "Documentation Agent"), (f) DEUTSCHE BANK AG NEW YORK BRANCH (the successor to Deutsche Bank AG Chicago Branch), as syndication agent hereunder (in such capacity, the "Syndication Agent"), (g) THE TORONTO-DOMINION BANK, as Canadian administrative agent hereunder (in such capacity, the "Canadian Administrative Agent"), (h) THE CHASE MANHATTAN BANK, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, DEUTSCHE BANK AG NEW YORK BRANCH (the successor to Deutsche Bank AG Chicago Branch), THE TORONTO-DOMINION BANK, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, NATIONSBANK, N.A. and THE FIRST NATIONAL BANK OF CHICAGO as managing agents (collectively, the "Managing Agents"), and (i) the co-agents identified on the signature pages hereof (collectively, the "Co-Agents").


                   W I T N E S S E T H :

    WHEREAS, pursuant to the $3,500,000,000 Amended and Restated Credit Agreement, dated as of February 25, 1997 (the "Existing Credit Agreement"), among the Borrowers, the Banks, the Agents, the Managing Agents and the Co-Agents, the Banks parties thereto have agreed to extend credit to the Borrowers;

    WHEREAS, the Borrowers have requested that the Existing
Credit Agreement be amended and restated as hereinafter provided; and

    WHEREAS, the Banks, the Agents, the Managing Agents and the Co-Agents are willing to agree to such amendment and restatement;

    NOW, THEREFORE, the parties hereto hereby agree that on the Second Amendment and Restatement Effective Date the Existing
Credit Agreement will be amended and restated in its entirety as follows:

SUBSECTIONS 1.1 THROUGH 10.7

    Subsections 1.1 through 10.7 of the Existing Credit
Agreement, in each case with their respective existing subsection and Section designations, are hereby incorporated herein by reference as if set forth in full herein, except that, for purposes of such incorporation by reference:

    (a) Subsection 1.1 of the Existing Credit Agreement shall be deemed amended by (i) deleting the definitions of "Agreement" and "Termination Date" in their entirety and (ii) inserting the following definitions in correct alphabetical order:

        "`Agreement':  this Amended and Restated Credit
Agreement, dated as of February 24, 1998, as amended, supplemented or modified from time to time.

        `Second Amendment and Restatement Effective Date': the date on which each of the conditions precedent specified in subsection 4.4 shall have been satisfied. The Administrative
Agent shall notify each Bank of the Second Amendment and Restatement Effective Date.

        `Termination Date':  the fifth anniversary of the Second
Amendment and Restatement Effective Date or such later date as shall be determined pursuant to the provisions of subsection
2.16 with respect to non-Objecting Banks."

    (b) Subsection 2.12(b)(i) of the Existing Credit Agreement shall be deemed amended by inserting immediately following the words "in respect of Committed Rate Loans" the following:
"(subject to the provisions of subsection 2.21(e))".

    (c) Section 2 of the Existing Credit Agreement shall be deemed amended by adding thereto the following new subsection
2.21:

        "2.21 Commitment Increases. (a) At any time after the Second Amendment and Restatement Effective Date, provided that no Event of Default shall have occurred and be continuing, the Borrowers may request an increase of the aggregate Commitments by notice to the Administrative Agent in writing of the amount (the "Offered Increase Amount") of such proposed increase (such notice, a "Commitment Increase Notice"). Any such Commitment Increase Notice must offer each Bank the opportunity to subscribe for its pro rata share of the increased Commitments; provided, however, the Borrowers may, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed), without offering to each Bank the opportunity to subscribe for its pro rata share of the increased Commitments, offer to any bank or other financial institution that is not an existing Bank the opportunity to provide a new Commitment pursuant to paragraph (b) below if the aggregate amount of all Commitments made hereunder pursuant to this proviso which will be in effect when such new Commitment becomes effective does not exceed $875,000,000. If any portion of the increased Commitments offered to the Banks as contemplated in the immediately preceding sentence is not subscribed for by the Banks, the Borrowers may, with the consent of the Administrative Agent as to any bank or financial institution that is not at such time a Bank (which consent shall not be unreasonably withheld or delayed), offer to any existing Bank or to one or more additional banks or financial institutions the opportunity to provide all or a portion of such unsubscribed portion of the increased Commitments pursuant to paragraph (b) below.

        (b) Any additional bank or financial institution that the Borrowers select to offer the opportunity to provide any portion of the increased Commitments, and that elects to become a party to this Agreement and provide a Commitment, shall execute a New Bank Supplement with the Borrowers and the Administrative Agent, substantially in the form of Exhibit N (a "New Bank Supplement"), whereupon such bank or financial institution (a "New Bank") shall become a Bank for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement, and
Schedule II shall be deemed to be amended to add the name and Commitment of such New Bank, provided that the Commitment of any such New Bank shall be in an amount not less than $10,000,000.
        (c) Any Bank that accepts an offer to it by the Borrowers to increase its Commitment pursuant to this subsection
2.21 shall, in each case, execute a Commitment Increase Supplement with the Borrowers and the Administrative Agent, substantially in the form of Exhibit O (a "Commitment Increase Supplement"), whereupon such Bank (an "Increasing Bank") shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Commitment as so increased, and Schedule II shall be deemed to be amended to so increase the Commitment of such Bank.
        (d) The effectiveness of any New Bank Supplement or Commitment Increase Supplement shall be contingent upon receipt by the Administrative Agent of such corporate resolutions of the Borrowers and legal opinions of counsel to the Borrowers as the Administrative Agent shall reasonably request with respect thereto and, if a New Bank Supplement indicates that the relevant New Bank shall be a Tranche B Bank or if the Increasing Bank is a Tranche B Bank, upon receipt by the Canadian Administrative Agent of such corporate resolutions of the Borrowers under the Linked Agreement (the "Linked Borrowers") and legal opinions of counsel to the Linked Borrowers as the Canadian Administrative Agent shall reasonably request with respect thereto.
        (e)  (i) Except as otherwise provided in subparagraphs
(ii) and (iii) of this paragraph (e), if any bank or financial institution becomes a New Bank pursuant to subsection 2.21(b) or any Bank's Commitment is increased pursuant to subsection 2.21(c), additional Committed Rate Loans made on or after the date of the effectiveness thereof (the "Re-Allocation Date") shall be made in accordance with the pro rata provisions of subsection 2.12(b) based on the Commitment Percentages in effect on and after such Re-Allocation Date (except to the extent that any such pro rata borrowings would result in any Bank making an aggregate principal amount of Committed Rate Loans in excess of its Commitment, in which case such excess amount will be allocated to, and made by, the relevant New Banks and Increasing Banks to the extent of, and in accordance with the pro rata provisions of subsection 2.12(b) based on, their respective Commitments). On each Re-Allocation Date, the Administrative Agent shall deliver a notice to each Bank of the adjusted Commitment Percentages after giving effect to any increase in the aggregate Commitments made pursuant to this Section 2.21 on such Re-Allocation Date.

             (ii) In the event that on any such Re-Allocation Date there is an unpaid principal amount of ABR Loans, the applicable Borrower shall make prepayments thereof and one or both Borrowers shall make borrowings of ABR Loans and/or Eurodollar Loans, as the applicable Borrower shall determine, so that, after giving effect thereto, the ABR Loans and Eurodollar Loans outstanding are held as nearly as may be in accordance with the pro rata provisions of subsection 2.12(b) based on such new Commitment Percentages.
             (iii) In the event that on any such Re-Allocation Date there is an unpaid principal amount of Eurodollar Loans, such Eurodollar Loans shall remain outstanding with the respective holders thereof until the expiration of their respective Interest Periods (unless the applicable Borrower elects to prepay any thereof in accordance with the applicable provisions of this Agreement), and on the last day of the respective Interest Periods the applicable Borrower shall make prepayments thereof and one or both Borrowers shall make borrowings of ABR Loans and/or Eurodollar Loans so that, after giving effect thereto, the ABR Loans and Eurodollar Loans outstanding are held as nearly as may be in accordance with the pro rata provisions of subsection 2.12(b) based on such new Commitment Percentages.
        (f) Notwithstanding anything to the contrary in this subsection 2.21, (i) in no event shall any transaction effected pursuant to this subsection 2.21 cause the aggregate Commitments to exceed $4,900,000,000, (ii) the Commitment of an individual Bank shall not, as a result of providing a new Commitment or of increasing its existing Commitment pursuant to this subsection 2.21, exceed 15% of the aggregate Commitments on any Re-Allocation Date and (iii) no Bank shall have any obligation to increase its Commitment unless it agrees to do so in its sole discretion.
        (g) The Borrowers, at their own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Notes of any Bank, if any, new Notes to the order of such Bank, if requested, in an amount equal to the Commitment of such Bank after giving effect to any increase in such Bank's Commitment."

    (d) Section 3 of the Existing Credit Agreement shall be deemed amended by (i) deleting the date "October 31, 1996" contained in the first sentence of subsection 3.1 of the Existing Credit Agreement and substituting in lieu thereof the date "October 31, 1997" and (ii) adding thereto the following new subsection 3.12:

        "3.12 Representations and Warranties on Second Amendment and Restatement Effective Date. The representations and warranties made by such Borrower in subsections 3.1 through
3.10 are true and correct in all material respects on and as of the Second Amendment and Restatement Effective Date, as if made on and as of the Second Amendment and Restatement Effective Date, except to the extent such representations and warranties expressly relate to an earlier date."

    (e) Section 4 of the Existing Credit Agreement shall be deemed amended by deleting the introductory clause of subsection
4.2 of the Existing Credit Agreement and substituting in lieu thereof the following:

        "Conditions of Loans. The obligation of each Bank to make any Loans (which shall include the initial Loan to be made by it hereunder but shall not include any Loan made pursuant to subsection 2.21(e)(ii) or (iii) if, after the making of such Loan and the application of the proceeds thereof, the aggregate outstanding principal amount of the Committed Rate Loans would not be increased) to be made by it hereunder is subject to the satisfaction of the following conditions precedent:"

    (f) Section 4 of the Existing Credit Agreement shall be deemed further amended by adding thereto the following new subsection 4.4:

        "4.4 Conditions to Second Amendment and Restatement Effective Date. The Second Amendment and Restatement Effective Date shall be the date of satisfaction of the following conditions precedent:
        (a) Counterparts. The Administrative Agent shall have received counterparts hereof, executed by all of the parties hereto.
        (b) Resolutions. The Administrative Agent shall have received, with a counterpart for each Bank, resolutions, certified by the Secretary or an Assistant Secretary of each Borrower, in form and substance satisfactory to the Administrative Agent, adopted by the Board of Directors of such Borrower authorizing the execution of this Agreement and the performance of its obligations hereunder and any borrowings hereunder from time to time.
        (c) Legal Opinions. The Administrative Agent shall have received, with a counterpart for each Bank, an opinion of Frank S. Cottrell, Esq., or his successor, as general counsel, or an associate general counsel, for each of the Borrowers, dated the Second Amendment and Restatement Effective Date and addressed to the Agents and the Banks, substantially in the form of the opinion of such counsel rendered on the Amendment and Restatement Effective Date with changes therein to reflect that such opinion is in respect of this Agreement and is rendered on the Second Amendment and Restatement Effective Date, and an opinion of Shearman & Sterling, special counsel to the Borrowers, dated the Second Amendment and Restatement Effective Date and addressed to the Agents and the Banks, substantially in the form of the opinion of such counsel rendered on the Amendment and Restatement Effective Date with changes therein to reflect that such opinion is in respect of this Agreement and is rendered on the Second Amendment and Restatement Effective Date. Such opinions shall also cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent shall reasonably require.
        (d) Incumbency Certificate. The Administrative Agent shall have received, with a counterpart for each Bank, a certificate of the Secretary or an Assistant Secretary of each Borrower certifying the names and true signatures of the officers of such Borrower authorized to sign this Agreement, together with evidence of the incumbency of such Secretary or Assistant Secretary.

        (e) Repayment of Amounts Under Existing Credit Agreement. The Administrative Agent shall have received evidence satisfactory to it that (i) all principal of and interest on Loans, if any, outstanding under the Existing Agreement shall have been repaid in full and (ii) all other amounts payable under the Existing Credit Agreement to any Bank that is a party to the Existing Credit Agreement but is not a party to this Agreement shall have been paid in full.
        (f) Additional Matters. All other documents which the Administrative Agent may reasonably request in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel."

    (g) Subsection 10.5(d) of the Existing Credit Agreement shall be deemed amended by (i) inserting immediately following the words "("Purchasing Banks")," in the first sentence thereof the following: "all or" and (ii) inserting immediately following the words "sell any portion" in the last sentence thereof the following: "(less than 100%)".

SUBSECTIONS 10.8 THROUGH 10.12

    10.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrowers and the Administrative Agent.

    10.9  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE
GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH,
THE LAWS OF THE STATE OF NEW YORK.

    10.10 Consent to Jurisdiction and Service of Process. All judicial proceedings brought against the Borrowers with respect to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, and, by execution and delivery of this Agreement, the Borrowers accept, for themselves and in connection with their properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and irrevocably agree to be bound by any final judgment rendered thereby in connection with this Agreement from which no appeal has been taken or is available. The Borrowers irrevocably agree that all process in any such proceedings in any such court may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to them at their addresses set forth in subsection 10.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto, such service being hereby acknowledged by the Borrowers to be effective and binding service in every respect.

Each of the Borrowers, the Agents and the Banks irrevocably waives any objection, including without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any such action or proceeding in any such jurisdiction. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Agent or any Bank to bring proceedings against the Borrowers in the courts of any other jurisdiction.

    10.11 Schedule I and Exhibits. Schedule I and Exhibits A through M of the Existing Credit Agreement are hereby incorporated by reference as Schedule I and Exhibits A through M hereto, respectively. For purposes of such incorporation by reference, such Exhibits shall be deemed modified to incorporate any modifications made pursuant to this Agreement.

    10.12 Exiting Banks. Each Bank which after the Second Amendment and Restatement Effective Date no longer holds a Commitment (an "Exiting Bank") is executing this Agreement solely for the purpose of acknowledging that its Commitment will terminate on the Second Amendment and Restatement Effective Date upon repayment in full of all amounts owing to it under the Existing Credit Agreement on the Second Amendment and Restatement Effective Date. The modifications effected by this Agreement are being approved by Banks holding 100% of the Commitments after giving effect to termination of the Commitments of the Exiting Banks on the Second Amendment and Restatement Effective Date. On the Second Amendment and Restatement Effective Date, the Borrowers shall effect such borrowings and repayments among the Banks (which need not be pro rata among the Banks) so that, after giving effect thereto, the respective principal amounts of the Committed Rate Loans held by the Banks shall be pro rata according to their respective Commitment Percentages, as amended hereby, the Borrowers being obligated to pay any amounts due pursuant to subsection 2.14 of this Agreement in connection with such prepayments.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                DEERE & COMPANY

Attested by:

/s/ Melvin C. Short, Jr.        By: /s/ Nathan J. Jones
--------------------------          ------------------------
Title: Assistant Secretary      Title: Senior Vice President


                                JOHN DEERE CAPITAL CORPORATION

Attested by:

/s/ Timur Gok                   By: /s/ Nathan J. Jones
--------------------------          ------------------------
Title: Assistant Secretary      Title: Senior Vice President

THE CHASE MANHATTAN BANK,
as Administrative Agent, as Auction
Agent, as a Managing Agent and as a Bank

By: /s/ Robert W. Matthews
    --------------------------
Title: Vice President


BANK OF AMERICA NT & SA,
as Documentation Agent,
as a Managing Agent and as a Bank

By: /s/ James E. Florczak
    --------------------------
Title: Managing Director


DEUTSCHE BANK AG, NEW YORK BRANCH,
as Syndication Agent and as a Managing Agent

By: /s/ Stephan A. Wiedemann
    --------------------------
Title: Director

By: /s/ Andreas Neumeier
    --------------------------
Title: Vice President


DEUTSCHE BANK AG, NEW YORK BRANCH
AND/OR CAYMAN ISLANDS BRANCHES, as a Bank

By: /s/ Stephan A. Wiedemann
    --------------------------
Title: Director

By: /s/ Andreas Neumeier
    --------------------------
Title: Vice President

THE TORONTO-DOMINION BANK, as Canadian
Administrative Agent and as a Managing Agent

By: /s/ David G. Parker
    --------------------------
Title: Manager Credit Administration


TORONTO DOMINION (TEXAS), INC.,
as a Bank

By: /s/ Neva Nesbitt
    --------------------------
Title: Vice President


THE FIRST NATIONAL BANK OF CHICAGO,
as a Managing Agent and as a Bank

By: /s/ Barry Litwin
    --------------------------
Title: Senior Vice President


MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent and as a Bank

By: /s/ Christopher C. Kunhardt
    --------------------------
Title: Vice President


NATIONSBANK N.A.,
as a Managing Agent and as a Bank

By: /s/ Mary Carol Daly
    --------------------------
Title: Vice President

ABN AMRO BANK N.V.,
as a Co-Agent and as a Bank

By: /s/ John L. Church
    --------------------------
Title: Vice President

By: /s/ Angela Reitz
    --------------------------
Title: Vice President


THE BANK OF NEW YORK,
as a Co-Agent and as a Bank

By: /s/ William A. O'Daly
    --------------------------
Title: Vice President


CREDIT AGRICOLE INDOSUEZ,
as a Co-Agent and as a Bank

By: /s/ Alain Butzbach
    --------------------------
Title: Executive Vice President
       Deputy General Manager - USA

By: /s/ Dean Balice
    --------------------------
Title: Senior Vice President
       Branch Manager


ROYAL BANK OF CANADA,
as a Co-Agent and as a Bank

By: /s/ Patrick K. Shields
    --------------------------
Title: Senior Manager

SOCIETE GENERALE, CHICAGO BRANCH,
as a Co-Agent and as a Bank

By: /s/ Eric E. O. Siebert, Jr.
    --------------------------
Title: Corporate Banking Manager - Midwest


THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH

By: /s/ Hajime Watanabe
    --------------------------
Title: Deputy General Manager


BANQUE NATIONALE DE PARIS


By: /s/ Frederick Moryl, Jr.
    --------------------------
Title: Senior Vice President


CANADIAN IMPERIAL BANK OF COMMERCE

By: /s/ Timothy Doyle
    --------------------------
Title: Managing Director CIBC Oppenheimer Corp. AS AGENT


COMMONWEALTH BANK OF AUSTRALIA

By: /s/ Shakil Hussain
    --------------------------
Title: Vice President

CREDIT SUISSE FIRST BOSTON

By: /s/ David W. Kratovil
    --------------------------
Title: Director

By: /s/ Lynn Allegaert
    --------------------------
Title: Vice President


MELLON BANK NA

By: /s/ Amy K. Marsh
    --------------------------
Title: First Vice President


WACHOVIA BANK N.A.

By: /s/ Todd J. Eagle
    --------------------------
Title: Vice President


THE FUJI BANK, LIMITED

By: /s/ Peter L. Chinnici
    --------------------------
Title: Joint General Manager


LONG-TERM CREDIT BANK OF JAPAN, LTD.

By: /s/ Richard E. Stahl
    --------------------------
Title: Executive Vice President

                                                   SCHEDULE II


                        COMMITMENTS

Bank                                                Commitment
----                                                ----------
PART A:
------
The Chase Manhattan Bank                          $332,500,000
Bank of America National Trust and                 262,500,000
  Savings Association
Deutsche Bank AG New York and/or                   262,500,000
  Cayman Islands Branches
The First National Bank of Chicago                 262,500,000
Morgan Guaranty Trust Company of New York          262,500,000
NationsBank, N.A.                                  262,500,000
ABN AMRO Bank N.V.                                 175,000,000
The Bank of New York                               175,000,000
Credit Agricole Indosuez                           175,000,000
Societe Generale                                   175,000,000
The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch  87,500,000
Banque Nationale de Paris, Chicago Branch           87,500,000
Commonwealth Bank of Australia                      87,500,000
Credit Suisse First Boston                          87,500,000
Mellon Bank, N.A.                                   87,500,000
Wachovia Bank, N.A.                                 87,500,000
The Fuji Bank, Limited                              52,500,000
The Long Term Credit Bank of Japan, Ltd.            52,500,000


Total                                           $2,974,500,000


Part B:
------
Toronto Dominion (Texas), Inc.                    $262,500,000
Royal Bank of Canada                               175,000,000
CIBC, Inc.                                          87,500,000


Total                                             $525,000,000

                                                  SCHEDULE III

                       ADDRESSES FOR NOTICES

The Chase Manhattan Bank
Attention:  Peter Hayes
270 Park Avenue - 48th Floor
New York, New York  10017
Telephone:  (212) 270-5698
Facsimile:  (212) 270-1629

Bank of America NT & SA
Attention:  Pamela Quebbeman
231 South LaSalle Street
Chicago, Illinois  60697
Telephone:  (312) 828-3586
Facsimile:  (312) 974-9626

Deutsche Bank AG, New York and/or
  Cayman Islands Branches
Attention:  Robert Wood
31 West 52nd Street
New York, New York  10019
Telephone:  (212) 469-7839
Facsimile:  (212) 469-8212

Toronto Dominion (Texas), Inc.
Attention:  David G. Parker
909 Fannin, Suite 1700
Houston, Texas  77010
Telephone:  (713) 653-8248
Facsimile:  (713) 951-9921

  with a copy to:

TD Securities (USA) Inc.
Attention:  Bill Evenson
31 West 52nd Street
New York, New York  10019
Telephone:  (212) 468-0593
Facsimile:  (312) 262-1926

The First National Bank of Chicago
Attention:  Cheryl McCabe
One First National Plaza
Suite 0088, 14th Floor
Chicago, Illinois  60670
Telephone:  (312) 732-1230
Facsimile:  (312) 732-5161

Morgan Guaranty Trust Company of New York
Attention:  Patricia Merritt
60 Wall Street
22nd Floor
New York, New York  10260
Telephone:  (212) 648-6744
Facsimile:  (212) 648-5336

NationsBank, N.A.
Attention:  Mary Carol Daly
233 South Wacker Drive, Suite 2800
Chicago, Illinois 60606
Telephone:  (312) 234-5618
Facsimile:  (312) 234-5601

ABN AMRO Bank N.V.
Attention:  Loan Administration
135 South LaSalle Street, Suite 625
Chicago, Illinois  60674-9135
Telephone:  (312) 904-2961
Facsimile:  (312) 606-8435

The Bank of New York
Attention:  Yvonne Forbes
One Wall Street
New York, New York  10286
Telephone:  (212) 635-6691
Facsimile:  (212) 635-7923

Credit Agricole Indosuez
Attention:  Theodore D. Tice
55 East Monroe, Suite 4700
Chicago, Illinois  60603-5702
Telephone:  (312) 917-7463
Facsimile:  (312) 372-3455

Royal Bank of Canada
  Grand Cayman (North America No. 1 Branch)
c/o New York Branch
Financial Square, 23rd Floor
32 Old Slip
New York, New York  10005-3531

  for all matters except those related
    to Bid Loans and Negotiated Rate Loans:

Attention:  Manager, Loans Administration
Telephone:  (212) 428-6204
Facsimile:  (212) 428-2372

  for matters related to Bid Loans
    and Negotiated Rate Loans:

Attention:  Irene Wanamaker
Telephone:  (212) 428-6208
Facsimile:  (212) 428-2310

  with a copy to:

Royal Bank of Canada
Attention:  P.K. Shields
One North Franklin Street, Suite 700
Chicago, Illinois  60606
Telephone:  (312) 551-1612
Facsimile:  (312) 551-0805

Societe Generale
Attention:  Eric E.O. Siebert, Jr.
181 West Madison, Suite 3400
Chicago, Illinois  60602
Telephone:  (312) 578-5003
Facsimile:  (312) 578-5099

The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch
Attention:  Laura Kozlowski
            Julie Galligan
227 West Monroe Street, Suite 2300
Chicago, Illinois  60606
Telephone:  (312) 696-4709/4711
Facsimile:  (312) 696-4532

Banque Nationale de Paris, Chicago Branch
Attention:  Frederick H. Moryl, Jr.
209 South LaSalle Street
Chicago, Illinois  60604
Telephone:  (312) 977-2211
Facsimile:  (312) 977-1380

CIBC Inc.
Attention:  Ken Auchter
2727 Paces Ferry Rd. Suite 1200
Atlanta, Georgia  30339
Telephone:  (770) 319-4950
Facsimile:  (770) 319-4841

Commonwealth Bank (New York)
Attention: Ian Phillips
599 Lexington Avenue
New York, New York  10022-6072
Telephone:  (212) 848-9241
Facsimile:  (212) 336-7772

Credit Suisse First Boston
Attention:  Hazel Leslie
Risk Management
11 Madison Avenue
New York, New York  10010-3629
Telephone:  (212) 325-9049
Facsimile:  (212) 325-8316

Mellon Bank, N.A.
Attention:  Ryan F. Busch
4355 One Mellon Bank Center
Pittsburgh, Pennsylvania 15258
Telephone:  (412) 234-0733
Facsimile:  (412) 236-1914

Wachovia Bank, N.A.
Attention:  Keith L. Burson
70 West Madison Street, Suite 2440
Chicago, Illinois  60602
Telephone:  (312) 795-4346
Facsimile:  (312) 853-0693

The Fuji Bank, Limited
Attention:  Jim Bell
225 West Wacker Drive
Suite 2000
Chicago, Illinois  60606
Telephone:  (312) 621-0526
Facsimile:  (312) 621-0539

The Long-Term Credit Bank of Japan, Ltd.
Attention:  John Carley
190 South LaSalle Street
Suite 800
Chicago, Illinois  60603
Telephone:  (312) 853-9516
Facsimile:  (312) 704-8505

                                                     EXHIBIT N

                             FORM OF
                       NEW BANK SUPPLEMENT

    SUPPLEMENT, dated _______ __, to the $3,500,000,000 Amended and Restated Credit Agreement (as in effect on the date hereof, the "Credit Agreement") dated as of February 24, 1998, among Deere & Company (the "Company"), John Deere Capital Corporation, the banks and other financial institutions from time to time party thereto (each a "Bank," and together the "Banks"), The Chase Manhattan Bank, as Administrative Agent (in such capacity, the "Administrative Agent") and as Auction Agent (in such capacity, the "Auction Agent") for the Banks, Bank of America National Trust and Savings Association, as Documentation Agent, Deutsche Bank AG New York Branch, as Syndication Agent, The Toronto-Dominion Bank, as Canadian Administrative Agent, the Managing Agents named therein and the Co-Agents named therein. Unless the context otherwise requires, all capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.


                     W I T N E S S E T H:


    WHEREAS, the Credit Agreement provides in Section 2.21 thereof that any bank or financial institution, although not originally a party thereto, may become a party to the Credit Agreement in accordance with the terms thereof by executing and delivering to the Borrowers and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and

    WHEREAS, the undersigned was not an original party to the Credit Agreement but now desires to become a party thereto;

    NOW, THEREFORE, the undersigned hereby agrees as follows:

    1. The undersigned agrees to be bound by the provisions of the Credit Agreement and agrees that it shall, on the date this Supplement is accepted by the Borrowers and the Administrative Agent, become a Tranche [A] [B] Bank for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a Commitment of $__________________.

    2. The undersigned (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to
Section 5.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it has made and will, independently and without reliance upon any Agent, Managing Agent or Co-Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto; (d) appoints

Page N-1
and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; (e) appoints and authorizes the Auction Agent to take such action as auction agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto as are delegated to the Auction Agent by the terms thereof, together with such powers as are incidental thereto; and (f) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank including, without limitation, its obligation pursuant to subsection 2.17(c) of the Credit Agreement.

    3. The undersigned's address for notices for the purposes of the Credit Agreement is as follows:

                             _______________________________

                             Attention:_____________________

                             _______________________________

                             _______________________________

                             Fax:___________________________


    IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                             [NAME OF NEW BANK]


                             By:  _________________________
                             Title:

Accepted this _____ day of
____________________, ____

DEERE & COMPANY


By:_________________________
Title:

Page N-2

JOHN DEERE CAPITAL CORPORATION


By:_________________________
Title:

Accepted this _____ day of
____________________, ____

THE CHASE MANHATTAN BANK,
  as Administrative Agent


By:_________________________
Title:


Page N-3

                                                   EXHIBIT O

                          FORM OF
              COMMITMENT INCREASE SUPPLEMENT

    SUPPLEMENT, dated _______ __, to the $3,500,000,000 Amended and Restated Credit Agreement (as in effect on the date hereof, the "Credit Agreement") dated as of February 24, 1998, among Deere & Company (the "Company"), John Deere Capital Corporation, the banks and other financial institutions from time to time party thereto (each a "Bank," and together the "Banks"), The Chase Manhattan Bank, as Administrative Agent (in such capacity, the "Administrative Agent") and as Auction Agent (in such capacity, the "Auction Agent") for the Banks, Bank of America National Trust and Savings Association, as Documentation Agent, Deutsche Bank AG New York Branch, as Syndication Agent, The Toronto-Dominion Bank, as Canadian Administrative Agent, the Managing Agents named therein and the Co-Agents named therein. Unless the context otherwise requires, all capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.


                     W I T N E S S E T H:


    WHEREAS, pursuant to the provisions of Section 2.21 of the Credit Agreement, the undersigned may increase the amount of its Commitment in accordance with the terms thereof by executing and delivering to the Borrowers and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and

    WHEREAS, the undersigned now desires to increase the amount of its Commitment under the Credit Agreement;

    NOW THEREFORE, the undersigned hereby agrees as follows:

    1. The undersigned agrees, subject to the terms and conditions of the Credit Agreement, that on the date this Supplement is accepted by the Borrowers and the Administrative
Agent it shall have its Commitment increased by $______________, thereby making the amount of its Commitment $______________.


    IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                             [NAME OF NEW BANK]


                             By:  _________________________
                             Title:

Page O-1

Accepted this _____ day of
____________________, ____

DEERE & COMPANY


By:_________________________
Title:

JOHN DEERE CAPITAL CORPORATION


By:_________________________
Title:

Accepted this _____ day of
____________________, ____

THE CHASE MANHATTAN BANK,
  as Administrative Agent


By:_________________________
Title:

Page O-2



_______________________________________________________________

            DEERE & COMPANY

    JOHN DEERE CAPITAL CORPORATION

    ______________________________


            $1,500,000,000
 AMENDED AND RESTATED CREDIT AGREEMENT


     Dated as of February 24, 1998

(Amending and Restating the $500,000,000
  Amended and Restated Credit Agreement,
      dated as of February 25, 1997)

      ______________________________



            THE CHASE MANHATTAN BANK,
   as Administrative Agent, as Auction Agent and as a Managing Agent

    BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                  ASSOCIATION,
   as Documentation Agent and as a Managing Agent

         DEUTSCHE BANK AG NEW YORK BRANCH,
    as Syndication Agent and as a Managing Agent

            THE TORONTO-DOMINION BANK,
as Canadian Administrative Agent and as a Managing Agent

_______________________________________________________________

    AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 24, 1998 (amending and restating the $500,000,000 Amended and Restated Credit Agreement, dated as of February 25, 1997), among
(a) DEERE & COMPANY, a Delaware corporation (the "Company"), (b) JOHN DEERE CAPITAL CORPORATION, a Delaware corporation (the "Capital Corporation"), (c) the several financial institutions parties hereto (collectively, the "Banks", and individually, a "Bank"), (d) THE CHASE MANHATTAN BANK, as administrative agent hereunder (in such capacity, the "Administrative Agent") and as auction agent hereunder (in such capacity, the "Auction Agent"),
(e) BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as documentation agent hereunder (in such capacity, the "Documentation Agent"), (f) DEUTSCHE BANK AG NEW YORK BRANCH (the successor to Deutsche Bank AG Chicago Branch), as syndication agent hereunder (in such capacity, the "Syndication Agent"), (g) THE TORONTO-DOMINION BANK, as Canadian administrative agent hereunder (in such capacity, the "Canadian Administrative Agent"), (h) THE CHASE MANHATTAN BANK, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, DEUTSCHE BANK AG NEW YORK BRANCH (the successor to Deutsche Bank AG Chicago Branch), THE TORONTO-DOMINION BANK, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, NATIONSBANK, N.A. and THE FIRST NATIONAL BANK OF CHICAGO as managing agents (collectively, the "Managing Agents"), and (i) the co-agents identified on the signature pages hereof (collectively, the "Co-Agents").


                  W I T N E S S E T H :

    WHEREAS, pursuant to the $500,000,000 Amended and Restated Credit Agreement, dated as of February 25, 1997 (the "Existing Credit Agreement"), among the Borrowers, the Banks, the Agents, the Managing Agents and the Co-Agents, the Banks parties thereto have agreed to extend credit to the Borrowers;

    WHEREAS, the Borrowers have requested that the Existing
Credit Agreement be amended and restated as hereinafter provided; and

    WHEREAS, the Banks, the Agents, the Managing Agents and the Co-Agents are willing to agree to such amendment and restatement;

    NOW, THEREFORE, the parties hereto hereby agree that on the Second Amendment and Restatement Effective Date the Existing
Credit Agreement will be amended and restated in its entirety as follows:

                SUBSECTIONS 1.1 THROUGH 10.7

    Subsections 1.1 through 10.7 of the Existing Credit
Agreement, in each case with their respective existing subsection and Section designations, are hereby incorporated herein by reference as if set forth in full herein, except that, for purposes of such incorporation by reference:

    (a) Subsection 1.1 of the Existing Credit Agreement shall be deemed amended by (i) deleting the definitions of "Agreement" and "Termination Date" in their entirety and (ii) inserting the following definitions in correct alphabetical order:

        "`Agreement':  this Amended and Restated Credit
Agreement, dated as of February 24, 1998, as amended, supplemented or modified from time to time.

        `Second Amendment and Restatement Effective Date': the date on which each of the conditions precedent specified in subsection 4.4 shall have been satisfied. The Administrative
Agent shall notify each Bank of the Second Amendment and Restatement Effective Date.

        `Termination Date': the date which is 364 days after the Second Amendment and Restatement Effective Date or such later date as shall be determined pursuant to the provisions of subsection 2.16 with respect to non-Objecting Banks."

    (b) Subsection 2.12(b)(i) of the Existing Credit Agreement shall be deemed amended by inserting immediately following the words "in respect of Committed Rate Loans" the following:
"(subject to the provisions of subsection 2.21(e))".

    (c) Section 2 of the Existing Credit Agreement shall be deemed amended by adding thereto the following new subsection
2.21:

        "2.21 Commitment Increases. (a) At any time after the Second Amendment and Restatement Effective Date, provided that no Event of Default shall have occurred and be continuing, the Borrowers may request an increase of the aggregate Commitments by notice to the Administrative Agent in writing of the amount (the "Offered Increase Amount") of such proposed increase (such notice, a "Commitment Increase Notice"). Any such Commitment Increase Notice must offer each Bank the opportunity to subscribe for its pro rata share of the increased Commitments; provided, however, the Borrowers may, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed), without offering to each Bank the opportunity to subscribe for its pro rata share of the increased Commitments, offer to any bank or other financial institution that is not an existing Bank the opportunity to provide a new Commitment pursuant to paragraph (b) below if the aggregate amount of all Commitments made hereunder pursuant to this proviso which will be in effect when such new Commitment becomes effective does not exceed $375,000,000. If any portion of the increased Commitments offered to the Banks as contemplated in the immediately preceding sentence is not subscribed for by the Banks, the Borrowers may, with the consent of the Administrative Agent as to any bank or financial institution that is not at such time a Bank (which consent shall not be unreasonably withheld or delayed), offer to any existing Bank or to one or more additional banks or financial institutions the opportunity to provide all or a portion of such unsubscribed portion of the increased Commitments pursuant to paragraph (b) below.

        (b) Any additional bank or financial institution that the Borrowers select to offer the opportunity to provide any portion of the increased Commitments, and that elects to become a party to this Agreement and provide a Commitment, shall execute a New Bank Supplement with the Borrowers and the Administrative Agent, substantially in the form of Exhibit N (a "New Bank Supplement"), whereupon such bank or financial institution (a "New Bank") shall become a Bank for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement, and
Schedule II shall be deemed to be amended to add the name and Commitment of such New Bank, provided that the Commitment of any such New Bank shall be in an amount not less than $10,000,000.
        (c) Any Bank that accepts an offer to it by the Borrowers to increase its Commitment pursuant to this subsection
2.21 shall, in each case, execute a Commitment Increase Supplement with the Borrowers and the Administrative Agent, substantially in the form of Exhibit O (a "Commitment Increase Supplement"), whereupon such Bank (an "Increasing Bank") shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Commitment as so increased, and Schedule II shall be deemed to be amended to so increase the Commitment of such Bank.
        (d) The effectiveness of any New Bank Supplement or Commitment Increase Supplement shall be contingent upon receipt by the Administrative Agent of such corporate resolutions of the Borrowers and legal opinions of counsel to the Borrowers as the Administrative Agent shall reasonably request with respect thereto and, if a New Bank Supplement indicates that the relevant New Bank shall be a Tranche B Bank or if the Increasing Bank is a Tranche B Bank, upon receipt by the Canadian Administrative Agent of such corporate resolutions of the Borrowers under the Linked Agreement (the "Linked Borrowers") and legal opinions of counsel to the Linked Borrowers as the Canadian Administrative Agent shall reasonably request with respect thereto.
        (e)  (i) Except as otherwise provided in subparagraphs
(ii) and (iii) of this paragraph (e), if any bank or financial institution becomes a New Bank pursuant to subsection 2.21(b) or any Bank's Commitment is increased pursuant to subsection 2.21(c), additional Committed Rate Loans made on or after the date of the effectiveness thereof (the "Re-Allocation Date") shall be made in accordance with the pro rata provisions of subsection 2.12(b) based on the Commitment Percentages in effect on and after such Re-Allocation Date (except to the extent that any such pro rata borrowings would result in any Bank making an aggregate principal amount of Committed Rate Loans in excess of its Commitment, in which case such excess amount will be allocated to, and made by, the relevant New Banks and Increasing Banks to the extent of, and in accordance with the pro rata provisions of subsection 2.12(b) based on, their respective Commitments). On each Re-Allocation Date, the Administrative Agent shall deliver a notice to each Bank of the adjusted Commitment Percentages after giving effect to any increase in the aggregate Commitments made pursuant to this Section 2.21 on such Re-Allocation Date.

             (ii) In the event that on any such Re-Allocation Date there is an unpaid principal amount of ABR Loans, the applicable Borrower shall make prepayments thereof and one or both Borrowers shall make borrowings of ABR Loans and/or Eurodollar Loans, as the applicable Borrower shall determine, so that, after giving effect thereto, the ABR Loans and Eurodollar Loans outstanding are held as nearly as may be in accordance with the pro rata provisions of subsection 2.12(b) based on such new Commitment Percentages.
             (iii) In the event that on any such Re-Allocation Date there is an unpaid principal amount of Eurodollar Loans, such Eurodollar Loans shall remain outstanding with the respective holders thereof until the expiration of their respective Interest Periods (unless the applicable Borrower elects to prepay any thereof in accordance with the applicable provisions of this Agreement), and on the last day of the respective Interest Periods the applicable Borrower shall make prepayments thereof and one or both Borrowers shall make borrowings of ABR Loans and/or Eurodollar Loans so that, after giving effect thereto, the ABR Loans and Eurodollar Loans outstanding are held as nearly as may be in accordance with the pro rata provisions of subsection 2.12(b) based on such new Commitment Percentages.
        (f) Notwithstanding anything to the contrary in this subsection 2.21, (i) in no event shall any transaction effected pursuant to this subsection 2.21 cause the aggregate Commitments to exceed $2,100,000,000, (ii) the Commitment of an individual Bank shall not, as a result of providing a new Commitment or of increasing its existing Commitment pursuant to this subsection 2.21, exceed 15% of the aggregate Commitments on any Re-Allocation Date and (iii) no Bank shall have any obligation to increase its Commitment unless it agrees to do so in its sole discretion.
        (g) The Borrowers, at their own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Notes of any Bank, if any, new Notes to the order of such Bank, if requested, in an amount equal to the Commitment of such Bank after giving effect to any increase in such Bank's Commitment."

    (d) Section 3 of the Existing Credit Agreement shall be deemed amended by (i) deleting the date "October 31, 1996" contained in the first sentence of subsection 3.1 of the Existing Credit Agreement and substituting in lieu thereof the date "October 31, 1997" and (ii) adding thereto the following new subsection 3.12:

        "3.12 Representations and Warranties on Second Amendment and Restatement Effective Date. The representations and warranties made by such Borrower in subsections 3.1 through
3.10 are true and correct in all material respects on and as of the Second Amendment and Restatement Effective Date, as if made on and as of the Second Amendment and Restatement Effective Date, except to the extent such representations and warranties expressly relate to an earlier date."

    (e) Section 4 of the Existing Credit Agreement shall be deemed amended by deleting the introductory clause of subsection
4.2 of the Existing Credit Agreement and substituting in lieu thereof the following:

        "Conditions of Loans. The obligation of each Bank to make any Loans (which shall include the initial Loan to be made by it hereunder but shall not include any Loan made pursuant to subsection 2.21(e)(ii) or (iii) if, after the making of such Loan and the application of the proceeds thereof, the aggregate outstanding principal amount of the Committed Rate Loans would not be increased) to be made by it hereunder is subject to the satisfaction of the following conditions precedent:"

    (f) Section 4 of the Existing Credit Agreement shall be deemed further amended by adding thereto the following new subsection 4.4:

        "4.4 Conditions to Second Amendment and Restatement Effective Date. The Second Amendment and Restatement Effective Date shall be the date of satisfaction of the following conditions precedent:
        (a) Counterparts. The Administrative Agent shall have received counterparts hereof, executed by all of the parties hereto.
        (b) Resolutions. The Administrative Agent shall have received, with a counterpart for each Bank, resolutions, certified by the Secretary or an Assistant Secretary of each Borrower, in form and substance satisfactory to the Administrative Agent, adopted by the Board of Directors of such Borrower authorizing the execution of this Agreement and the performance of its obligations hereunder and any borrowings hereunder from time to time.
        (c) Legal Opinions. The Administrative Agent shall have received, with a counterpart for each Bank, an opinion of Frank S. Cottrell, Esq., or his successor, as general counsel, or an associate general counsel, for each of the Borrowers, dated the Second Amendment and Restatement Effective Date and addressed to the Agents and the Banks, substantially in the form of the opinion of such counsel rendered on the Amendment and Restatement Effective Date with changes therein to reflect that such opinion is in respect of this Agreement and is rendered on the Second Amendment and Restatement Effective Date, and an opinion of Shearman & Sterling, special counsel to the Borrowers, dated the Second Amendment and Restatement Effective Date and addressed to the Agents and the Banks, substantially in the form of the opinion of such counsel rendered on the Amendment and Restatement Effective Date with changes therein to reflect that such opinion is in respect of this Agreement and is rendered on the Second Amendment and Restatement Effective Date. Such opinions shall also cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent shall reasonably require.
        (d) Incumbency Certificate. The Administrative Agent shall have received, with a counterpart for each Bank, a certificate of the Secretary or an Assistant Secretary of each Borrower certifying the names and true signatures of the officers of such Borrower authorized to sign this Agreement, together with evidence of the incumbency of such Secretary or Assistant Secretary.

        (e) Repayment of Amounts Under Existing Credit Agreement. The Administrative Agent shall have received evidence satisfactory to it that (i) all principal of and interest on Loans, if any, outstanding under the Existing Agreement shall have been repaid in full and (ii) all other amounts payable under the Existing Credit Agreement to any Bank that is a party to the Existing Credit Agreement but is not a party to this Agreement shall have been paid in full.
        (f) Additional Matters. All other documents which the Administrative Agent may reasonably request in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel."

    (g) Subsection 10.5(d) of the Existing Credit Agreement shall be deemed amended by (i) inserting immediately following the words "("Purchasing Banks")," in the first sentence thereof the following: "all or" and (ii) inserting immediately following the words "sell any portion" in the last sentence thereof the following: "(less than 100%)".

               SUBSECTIONS 10.8 THROUGH 10.12

    10.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrowers and the Administrative Agent.

    10.9  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE
GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH,
THE LAWS OF THE STATE OF NEW YORK.

    10.10 Consent to Jurisdiction and Service of Process. All judicial proceedings brought against the Borrowers with respect to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, and, by execution and delivery of this Agreement, the Borrowers accept, for themselves and in connection with their properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and irrevocably agree to be bound by any final judgment rendered thereby in connection with this Agreement from which no appeal has been taken or is available. The Borrowers irrevocably agree that all process in any such proceedings in any such court may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to them at their addresses set forth in subsection 10.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto, such service being hereby acknowledged by the Borrowers to be effective and binding service in every respect.

Each of the Borrowers, the Agents and the Banks irrevocably waives any objection, including without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any such action or proceeding in any such jurisdiction. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Agent or any Bank to bring proceedings against the Borrowers in the courts of any other jurisdiction.

    10.11 Schedule I and Exhibits. Schedule I and Exhibits A through M of the Existing Credit Agreement are hereby incorporated by reference as Schedule I and Exhibits A through M hereto, respectively. For purposes of such incorporation by reference, such Exhibits shall be deemed modified to incorporate any modifications made pursuant to this Agreement.

    10.12 Exiting Banks. Each Bank which after the Second Amendment and Restatement Effective Date no longer holds a Commitment (an "Exiting Bank") is executing this Agreement solely for the purpose of acknowledging that its Commitment will terminate on the Second Amendment and Restatement Effective Date upon repayment in full of all amounts owing to it under the Existing Credit Agreement on the Second Amendment and Restatement Effective Date. The modifications effected by this Agreement are being approved by Banks holding 100% of the Commitments after giving effect to termination of the Commitments of the Exiting Banks on the Second Amendment and Restatement Effective Date. On the Second Amendment and Restatement Effective Date, the Borrowers shall effect such borrowings and repayments among the Banks (which need not be pro rata among the Banks) so that, after giving effect thereto, the respective principal amounts of the Committed Rate Loans held by the Banks shall be pro rata according to their respective Commitment Percentages, as amended hereby, the Borrowers being obligated to pay any amounts due pursuant to subsection 2.14 of this Agreement in connection with such prepayments.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                DEERE & COMPANY

Attested by:

/s/ Melvin C. Short, Jr.        By: /s/ Nathan J. Jones
--------------------------          ------------------------
Title: Assistant Secretary      Title: Senior Vice President


                                JOHN DEERE CAPITAL CORPORATION

Attested by:

/s/ Timur Gok                   By: /s/ Nathan J. Jones
--------------------------          ------------------------
Title: Assistant Secretary      Title: Senior Vice President

THE CHASE MANHATTAN BANK,
as Administrative Agent, as Auction
Agent, as a Managing Agent and as a Bank

By: /s/ Robert W. Matthews
    --------------------------
Title: Vice President


BANK OF AMERICA NT & SA,
as Documentation Agent,
as a Managing Agent and as a Bank

By: /s/ James E. Florczak
    --------------------------
Title: Managing Director


DEUTSCHE BANK AG, NEW YORK BRANCH,
as Syndication Agent and as a Managing Agent

By: /s/ Stephan A. Wiedemann
    --------------------------
Title: Director

By: /s/ Andreas Neumeier
    --------------------------
Title: Vice President


DEUTSCHE BANK AG, NEW YORK BRANCH
AND/OR CAYMAN ISLANDS BRANCHES, as a Bank

By: /s/ Stephan A. Wiedemann
    --------------------------
Title: Director

By: /s/ Andreas Neumeier
    --------------------------
Title: Vice President

THE TORONTO-DOMINION BANK, as Canadian
Administrative Agent and as a Managing Agent

By: /s/ David G. Parker
    --------------------------
Title: Manager Credit Administration


TORONTO DOMINION (TEXAS), INC.,
as a Bank

By: /s/ Neva Nesbitt
    --------------------------
Title: Vice President


THE FIRST NATIONAL BANK OF CHICAGO,
as a Managing Agent and as a Bank

By: /s/ Barry Litwin
    --------------------------
Title: Senior Vice President


MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent and as a Bank

By: /s/ Christopher C. Kunhardt
    --------------------------
Title: Vice President


NATIONSBANK N.A.,
as a Managing Agent and as a Bank

By: /s/ Mary Carol Daly
    --------------------------
Title: Vice President

ABN AMRO BANK N.V.,
as a Co-Agent and as a Bank

By: /s/ John L. Church
    --------------------------
Title: Vice President

By: /s/ Angela Reitz
    --------------------------
Title: Vice President


THE BANK OF NEW YORK,
as a Co-Agent and as a Bank

By: /s/ William A. O'Daly
    --------------------------
Title: Vice President


CREDIT AGRICOLE INDOSUEZ,
as a Co-Agent and as a Bank

By: /s/ Alain Butzbach
    --------------------------
Title: Executive Vice President
       Deputy General Manager - USA

By: /s/ Dean Balice
    --------------------------
Title: Senior Vice President
       Branch Manager


ROYAL BANK OF CANADA,
as a Co-Agent and as a Bank

By: /s/ Patrick K. Shields
    --------------------------
Title: Senior Manager

SOCIETE GENERALE, CHICAGO BRANCH,
as a Co-Agent and as a Bank

By: /s/ Eric E. O. Siebert, Jr.
    --------------------------
Title: Corporate Banking Manager - Midwest


THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH

By: /s/ Hajime Watanabe
    --------------------------
Title: Deputy General Manager


BANQUE NATIONALE DE PARIS


By: /s/ Frederick Moryl, Jr.
    --------------------------
Title: Senior Vice President


CANADIAN IMPERIAL BANK OF COMMERCE

By: /s/ Timothy Doyle
    --------------------------
Title: Managing Director CIBC Oppenheimer Corp. AS AGENT


COMMONWEALTH BANK OF AUSTRALIA

By: /s/ Shakil Hussain
    --------------------------
Title: Vice President

CREDIT SUISSE FIRST BOSTON

By: /s/ David W. Kratovil
    --------------------------
Title: Director

By: /s/ Lynn Allegaert
    --------------------------
Title: Vice President


MELLON BANK NA

By: /s/ Amy K. Marsh
    --------------------------
Title: First Vice President


WACHOVIA BANK N.A.

By: /s/ Todd J. Eagle
    --------------------------
Title: Vice President


THE FUJI BANK, LIMITED

By: /s/ Peter L. Chinnici
    --------------------------
Title: Joint General Manager


LONG-TERM CREDIT BANK OF JAPAN, LTD.

By: /s/ Richard E. Stahl
    --------------------------
Title: Executive Vice President

                                                   SCHEDULE II


                            COMMITMENTS

Bank                                                Commitment
----                                                ----------
PART A:
------
The Chase Manhattan Bank                          $142,500,000
Bank of America National Trust and                 112,500,000
  Savings Association
Deutsche Bank AG New York and/or                   112,500,000
  Cayman Islands Branches
The First National Bank of Chicago                 112,500,000
Morgan Guaranty Trust Company of New York          112,500,000
NationsBank, N.A.                                  112,500,000
ABN AMRO Bank N.V.                                  75,000,000
The Bank of New York                                75,000,000
Credit Agricole Indosuez                            75,000,000
Societe Generale                                    75,000,000
The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch  37,500,000
Banque Nationale de Paris, Chicago Branch           37,500,000
Commonwealth Bank of Australia                      37,500,000
Credit Suisse First Boston                          37,500,000
Mellon Bank, N.A.                                   37,500,000
Wachovia Bank, N.A.                                 37,500,000
The Fuji Bank, Limited                              22,500,000
The Long Term Credit Bank of Japan, Ltd.            22,500,000


Total                                           $1,275,000,000


Part B:
------
Toronto Dominion (Texas), Inc.                    $112,500,000
Royal Bank of Canada                                75,000,000
CIBC, Inc.                                          37,500,000


Total                                             $225,000,000

                                                  SCHEDULE III

                     ADDRESSES FOR NOTICES

The Chase Manhattan Bank
Attention:  Peter Hayes
270 Park Avenue - 48th Floor
New York, New York  10017
Telephone:  (212) 270-5698
Facsimile:  (212) 270-1629

Bank of America NT & SA
Attention:  Pamela Quebbeman
231 South LaSalle Street
Chicago, Illinois  60697
Telephone:  (312) 828-3586
Facsimile:  (312) 974-9626

Deutsche Bank AG, New York and/or
  Cayman Islands Branches
Attention:  Robert Wood
31 West 52nd Street
New York, New York  10019
Telephone:  (212) 469-7839
Facsimile:  (212) 469-8212

Toronto Dominion (Texas), Inc.
Attention:  David G. Parker
909 Fannin, Suite 1700
Houston, Texas  77010
Telephone:  (713) 653-8248
Facsimile:  (713) 951-9921

  with a copy to:

TD Securities (USA) Inc.
Attention:  Bill Evenson
31 West 52nd Street
New York, New York  10019
Telephone:  (212) 468-0593
Facsimile:  (312) 262-1926

The First National Bank of Chicago
Attention:  Cheryl McCabe
One First National Plaza
Suite 0088, 14th Floor
Chicago, Illinois  60670
Telephone:  (312) 732-1230
Facsimile:  (312) 732-5161

Morgan Guaranty Trust Company of New York
Attention:  Patricia Merritt
60 Wall Street
22nd Floor
New York, New York  10260
Telephone:  (212) 648-6744
Facsimile:  (212) 648-5336

NationsBank, N.A.
Attention:  Mary Carol Daly
233 South Wacker Drive, Suite 2800
Chicago, Illinois 60606
Telephone:  (312) 234-5618
Facsimile:  (312) 234-5601

ABN AMRO Bank N.V.
Attention:  Loan Administration
135 South LaSalle Street, Suite 625
Chicago, Illinois  60674-9135
Telephone:  (312) 904-2961
Facsimile:  (312) 606-8435

The Bank of New York
Attention:  Yvonne Forbes
One Wall Street
New York, New York  10286
Telephone:  (212) 635-6691
Facsimile:  (212) 635-7923

Credit Agricole Indosuez
Attention:  Theodore D. Tice
55 East Monroe, Suite 4700
Chicago, Illinois  60603-5702
Telephone:  (312) 917-7463
Facsimile:  (312) 372-3455

Royal Bank of Canada
New York Branch
Financial Square, 23rd Floor
32 Old Slip
New York, New York  10005-3531

  for all matters except those related
    to Bid Loans and Negotiated Rate Loans:

Attention:  Manager, Loans Administration
Telephone:  (212) 428-6204
Facsimile:  (212) 428-2372

  for matters related to Bid Loans
    and Negotiated Rate Loans:

Attention:  Irene Wanamaker
Telephone:  (212) 428-6208
Facsimile:  (212) 428-2310

  with a copy to:

Royal Bank of Canada
Attention:  P.K. Shields
One North Franklin Street, Suite 700
Chicago, Illinois  60606
Telephone:  (312) 551-1612
Facsimile:  (312) 551-0805

Societe Generale
Attention:  Eric E.O. Siebert, Jr.
181 West Madison, Suite 3400
Chicago, Illinois  60602
Telephone:  (312) 578-5003
Facsimile:  (312) 578-5099

The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch
Attention:  Laura Kozlowski
            Julie Galligan
227 West Monroe Street, Suite 2300
Chicago, Illinois  60606
Telephone:  (312) 696-4709/4711
Facsimile:  (312) 696-4532

Banque Nationale de Paris, Chicago Branch
Attention:  Frederick H. Moryl, Jr.
209 South LaSalle Street
Chicago, Illinois  60604
Telephone:  (312) 977-2211
Facsimile:  (312) 977-1380

CIBC Inc.
Attention:  Ken Auchter
2727 Paces Ferry Rd. Suite 1200
Atlanta, Georgia  30339
Telephone:  (770) 319-4950
Facsimile:  (770) 319-4841

Commonwealth Bank (New York)
Attention: Ian Phillips
599 Lexington Avenue
New York, New York  10022-6072
Telephone:  (212) 848-9241
Facsimile:  (212) 336-7772

Credit Suisse First Boston
Attention:  Hazel Leslie
Risk Management
11 Madison Avenue
New York, New York  10010-3629
Telephone:  (212) 325-9049
Facsimile:  (212) 325-8316

Mellon Bank, N.A.
Attention:  Ryan F. Busch
4355 One Mellon Bank Center
Pittsburgh, Pennsylvania 15258
Telephone:  (412) 234-0733
Facsimile:  (412) 236-1914

Wachovia Bank, N.A.
Attention:  Keith L. Burson
70 West Madison Street, Suite 2440
Chicago, Illinois  60602
Telephone:  (312) 795-4346
Facsimile:  (312) 853-0693

The Fuji Bank, Limited
Attention:  Jim Bell
225 West Wacker Drive
Suite 2000
Chicago, Illinois  60606
Telephone:  (312) 621-0526
Facsimile:  (312) 621-0539

The Long-Term Credit Bank of Japan, Ltd.
Attention:  John Carley
190 South LaSalle Street
Suite 800
Chicago, Illinois  60603
Telephone:  (312) 853-9516
Facsimile:  (312) 704-8505

                                                     EXHIBIT N

                              FORM OF
                        NEW BANK SUPPLEMENT

    SUPPLEMENT, dated _______ __, to the $1,500,000,000 Amended and Restated Credit Agreement (as in effect on the date hereof, the "Credit Agreement") dated as of February 24, 1998, among Deere & Company (the "Company"), John Deere Capital Corporation, the banks and other financial institutions from time to time party thereto (each a "Bank," and together the "Banks"), The Chase Manhattan Bank, as Administrative Agent (in such capacity, the "Administrative Agent") and as Auction Agent (in such capacity, the "Auction Agent") for the Banks, Bank of America National Trust and Savings Association, as Documentation Agent, Deutsche Bank AG New York Branch, as Syndication Agent, The Toronto-Dominion Bank, as Canadian Administrative Agent, the Managing Agents named therein and the Co-Agents named therein. Unless the context otherwise requires, all capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.


                        W I T N E S S E T H:


    WHEREAS, the Credit Agreement provides in Section 2.21 thereof that any bank or financial institution, although not originally a party thereto, may become a party to the Credit Agreement in accordance with the terms thereof by executing and delivering to the Borrowers and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and

    WHEREAS, the undersigned was not an original party to the Credit Agreement but now desires to become a party thereto;

    NOW, THEREFORE, the undersigned hereby agrees as follows:

    1. The undersigned agrees to be bound by the provisions of the Credit Agreement and agrees that it shall, on the date this Supplement is accepted by the Borrowers and the Administrative Agent, become a Tranche [A] [B] Bank for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a Commitment of $__________________.

    2. The undersigned (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to
Section 5.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it has made and will, independently and without reliance upon any Agent, Managing Agent or Co-Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto; (d) appoints

Page N-1
and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; (e) appoints and authorizes the Auction Agent to take such action as auction agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto as are delegated to the Auction Agent by the terms thereof, together with such powers as are incidental thereto; and (f) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank including, without limitation, its obligation pursuant to subsection 2.17(c) of the Credit Agreement.

    3. The undersigned's address for notices for the purposes of the Credit Agreement is as follows:

                             _______________________________

                             Attention:_____________________

                             _______________________________

                             _______________________________

                             Fax:___________________________


    IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                             [NAME OF NEW BANK]


                             By:  _________________________
                             Title:

Accepted this _____ day of
____________________, ____

DEERE & COMPANY


By:_________________________
Title:

Page N-2

JOHN DEERE CAPITAL CORPORATION


By:_________________________
Title:

Accepted this _____ day of
____________________, ____

THE CHASE MANHATTAN BANK,
  as Administrative Agent


By:_________________________
Title:


Page N-3

                                                   EXHIBIT O

                        FORM OF
            COMMITMENT INCREASE SUPPLEMENT

    SUPPLEMENT, dated _______ __, to the $1,500,000,000 Amended and Restated Credit Agreement (as in effect on the date hereof, the "Credit Agreement") dated as of February 24, 1998, among Deere & Company (the "Company"), John Deere Capital Corporation, the banks and other financial institutions from time to time party thereto (each a "Bank," and together the "Banks"), The Chase Manhattan Bank, as Administrative Agent (in such capacity, the "Administrative Agent") and as Auction Agent (in such capacity, the "Auction Agent") for the Banks, Bank of America National Trust and Savings Association, as Documentation Agent, Deutsche Bank AG New York Branch, as Syndication Agent, The Toronto-Dominion Bank, as Canadian Administrative Agent, the Managing Agents named therein and the Co-Agents named therein. Unless the context otherwise requires, all capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.


                     W I T N E S S E T H:


    WHEREAS, pursuant to the provisions of Section 2.21 of the Credit Agreement, the undersigned may increase the amount of its Commitment in accordance with the terms thereof by executing and delivering to the Borrowers and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and

    WHEREAS, the undersigned now desires to increase the amount of its Commitment under the Credit Agreement;

    NOW THEREFORE, the undersigned hereby agrees as follows:

    1. The undersigned agrees, subject to the terms and conditions of the Credit Agreement, that on the date this Supplement is accepted by the Borrowers and the Administrative
Agent it shall have its Commitment increased by $______________, thereby making the amount of its Commitment $______________.


    IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                             [NAME OF BANK]


                             By:  _________________________
                             Title:

Page O-1

Accepted this _____ day of
____________________, ____

DEERE & COMPANY


By:_________________________
Title:

JOHN DEERE CAPITAL CORPORATION


By:_________________________
Title:

Accepted this _____ day of
____________________, ____

THE CHASE MANHATTAN BANK,
  as Administrative Agent


By:_________________________
Title:

Page O-2